Exhibit 99.3


                            CERTIFICATION PURSUANT TO
                              18 USC. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of American Banknote Corporation (the Company ) on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
G. Singer, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                            /s/ Steven G. Singer
                                            --------------------
                                            Steven G. Singer
                                            Chairman and Chief Executive Officer


Date: August 14, 2004